Exhibit 10.1
IBM Corporation/ Brocade Communications Corporation
Amendment # 1 to SOW 4905RL2050
Date: May 31, 2006
This Amendment and its attachments, which are incorporated by reference, (“Amendment # 1”) is entered into and made effective on May 31, 2006, by and between Brocade Communications and International Business Machines Corporation, whereby Brocade and IBM (“the Parties”) mutually agree to the following terms and conditions.
The Parties hereby agree to modify and amend SOW 4905RL2050 dated August 25, 2005 (“SOW”) as set forth herein in exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged. All other terms and conditions of the SOW shall apply and remain in full force and effect.
1. Amend SOW by replacing Exhibit B with Exhibit B-1 Product Description and Price List, which is hereby incorporated by reference.
This Amendment 1 may be signed by each Party’s respective duly authorized representative in one or more counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one single agreement between the Parties. Any signed copy of this Amendment 1 made by reliable means (e.g. photocopy or facsimile) shall be considered an original.
The Parties hereto have caused this Amendment 1 to be signed by their respective duly authorized representatives.

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:

INTERNATIONAL BUSINESS	BROCADE COMMUNICATIONS
MACHINES CORPORATION	SYSTEMS, INC.

/s/ Robert J. Tice	/s/ Ian Whiting
Authorized Signature	Authorized Signature

6/7/06	6/6/06
Date	Date

Robert J. Tice	Ian Whiting
Printed Name	Printed Name

OEM Procurement GCM	VP, WW Sales
Title	Title

IBM Corporation/ Brocade Communications Corporation
Amendment # 1 to SOW 4905RL2050
Date: May 31, 2006
Exhibit B-1
EXHIBIT B
PRODUCT DESCRIPTION AND PRICE LIST

Total
IBM			Price (includes	Software
Feature	Brocade		SW	Support
Code	Product SKU	Description	Maintenance)	Maintenance
[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]

[**]

[**]
[**]

[**]   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.